Exhibit 99.1

Verano Receives Conditional Approval to List on the Cboe Canada

CHICAGO, October 3, 2023 – Verano Holdings Corp. (CSE: VRNO) (OTCQX: VRNOF) (“Verano” or the “Company”), a leading multi-state cannabis company, today announced that it has received conditional approval from Canada’s Neo Exchange Inc., operating as Cboe Canada (“Cboe Canada”), to list its Class A subordinate voting shares (the “Shares”).

Upon listing the Shares on Cboe Canada, the Company plans to delist the Shares from the Canadian Securities Exchange. The transition to Cboe Canada does not require the Company to recapitalize or undertake any corporate restructuring. The Shares will continue trading in Canada on the Cboe Canada under the same symbol “VRNO” and in the U.S. on the OTCQX under the same symbol “VRNOF.” Trading of the Company’s securities is not expected to be disrupted in any way and current shareholders do not need to take any action.

“In light of recent policy momentum, we are taking this strategic and momentous step with Cboe Canada, which we believe will better position the Company to capitalize on future legislative catalysts in the U.S.,” said George Archos, Verano Founder and Chief Executive Officer. “We continuously evaluate opportunities in the capital markets and have confidence that moving to Cboe Canada will provide improved access to liquidity for our investors through its market-making services, as well as through potential inclusion in global benchmarks such as FTSE and MSCI. Additionally, we believe the move to Cboe Canada will position the Company well for a timely transition to a U.S. listing should the industry make further inroads in D.C. As one of the largest global equity exchange operators in the world, Cboe operates in 26 markets across multiple asset classes, and we are looking forward to taking this next step in our capital markets strategy with Cboe Canada.”

Final approval of the listing of the Shares on Cboe Canada is subject to the Company fulfilling customary conditions prescribed by Cboe Canada, and the delisting from the Canadian Securities Exchange is subject to the approval of the Canadian Securities Exchange. A timeline for the transition will be announced once the Company receives final approval from Cboe Canada.

About Verano

Verano Holdings Corp. (CSE: VRNO) (OTCQX: VRNOF), one of the U.S. cannabis industry’s leading companies based on historical revenue, geographic scope and brand performance, is a vertically integrated, multi-state operator embracing a mission of saying Yes to plant progress and the bold exploration of cannabis. Verano offers a superior cannabis shopping experience in medical and adult use markets under the Zen Leaf™ and MÜV™ dispensary banners and produces a comprehensive suite of high-quality, regulated cannabis products sold under its diverse portfolio of trusted consumer brands including Verano™, MÜV™, Savvy™, BITS™, Encore™, and Avexia™. Verano’s active operations span 13 U.S. states, comprised of 14 production facilities with over 1,000,000 square feet of cultivation capacity. Learn more at www.verano.com.

Contacts:

Media

Verano

Steve Mazeika

VP, Communications

Steve.Mazeika@verano.com

312-348-4430

Investors

Verano

Julianna Paterra, CFA

VP, Investor Relations

investors@verano.com

Forward Looking Statements

This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking statements can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “budget”, “future”, “scheduled”, “estimates”, “forecasts”, “projects” “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or may contain statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “will continue”, “will occur” or “will be achieved”. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, the risk factors described in the Company’s annual report on Form 10-K for the year ended December 31, 2022 and subsequent quarterly reports on Form 10-Q for 2023 filed with the U.S. Securities and Exchange Commission at www.sec.gov. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not undertake to update any forward-looking information or forward-looking statements that are contained or referenced herein, except as may be required in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to the Company or persons acting on its behalf is expressly qualified in its entirety by this notice regarding forward-looking information and statements.

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